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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 18, 2001


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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-30045               38-3518829
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


2711 E. JEFFERSON AVE.
DETROIT, MICHIGAN 48207                                (313)-567-4348
 (Address of principal                        (Registrant's telephone number,
  executive offices)                               including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS



The hearings in the Federal Court of Australia in the legal proceedings instituted by Welcome Real Time against Catuity for patent infringement were to recommence on Tuesday, June 19, 2001.

As previously advised Catuity, WRT and other industry participants are conducting discussions. In order to allow these discussions to continue, the parties and the Court have agreed to an adjournment or deferral of the proceedings until July 17, 2001.

In conjunction with the provisions of the "Safe Harbor" section of the Private Securities Litigation Reform Act of 1995, this release may contain forward-looking statements pertaining to future anticipated projected plans, performance and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimates of future results and there can be no assurance that actual results will not materially differ from expectations. Further information on potential factors that could affect Catuity, Inc. is included in the Company's Form 10-K and 10-Q, which are filed with the U.S. Securities & Exchange Commission."














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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CATUITY INC.
                                      (Registrant)


                              By /s/ John H. Lowry
                                      John H. Lowry
                                      Senior Vice President,
                                      Chief Financial Officer & Secretary

Date: June 18, 2001






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